SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 18, 2004

NORTHWEST BIOTHERAPEUTICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	0-33393	94-3306718
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

22322 20th Drive SE, Suite 150, Bothell, WA 98021
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(425) 608-3000
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On February 18, 2004, the Registrant announced the resignation of Daniel O. Wilds as Chairman and Chief Executive Officer and as a member of the Registrant’s board of directors. In the course of his resignation, Mr. Wilds did not provide the Registrant with any materials which would have required disclosure pursuant to Item 6 of Form 8-K. A copy of Registrant’s press release dated February 18, 2004 is appended to this Current Report on Form 8-K as Exhibit 99.1, and is being furnished pursuant to Regulation FD.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

               (c)    EXHIBITS

99.1        Press Release dated February 18, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

	By:	/s/ Alton L. Boynton Alton L. Boynton, President

Dated: February 19, 2004

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release dated February 18, 2004.